Exhibit 99.1

AMAG Sends Letter to Shareholders

Urges Shareholders Take No Action On Caligan Consent Solicitation

WALTHAM, Mass., Sept. 12, 2019 – AMAG Pharmaceuticals, Inc. (NASDAQ:AMAG) (“AMAG” or the “Company”) today issued the following letter, which will be mailed to its shareholders.

AMAG’s Board urges all AMAG shareholders to refrain from taking any action (including returning any consent card sent by Caligan) at this time. The Company’s Board of Directors, in consultation with its advisors, is reviewing Caligan’s solicitation materials and will advise AMAG’s shareholders of its recommendation regarding Caligan’s solicitation in due course.

*** SHAREHOLDERS SHOULD TAKE NO ACTION ON CALIGAN’S CONSENT SOLICITATION ***

September 12, 2019

Dear AMAG Shareholder:

You may soon receive consent solicitation materials from Caligan Partners LP, a hedge fund that accumulated its entire stake in AMAG Pharmaceuticals, Inc. within the past three months. Caligan has indicated that it intends to seek your written consent to remove and replace four members of your AMAG Board of Directors. Additionally, the Company is carefully reviewing the proposed ideas from Caligan, as it is concerned that certain actions pushed by Caligan may be destructive to the long-term value of the Company.

The Board is committed to acting in the best interest of shareholders and maximizing long-term value creation, and remains steadfast in its belief that any corporate action taken must be for the benefit of all AMAG shareholders. Since 2017, the Company has made significant progress executing on its ambitious five-year strategic plan to develop and commercialize innovative products. In this timeframe, AMAG has successfully transformed from a specialty pharmaceuticals company with only two assets into a pharmaceutical company with four commercial therapies and two development-stage programs all while strengthening the financial profile of the Company. AMAG has streamlined and diversified its product portfolio and development pipeline through the divestiture of the CBR business and the acquisitions of AMAG-423 and ciraparantag and significantly strengthened its balance sheet through debt reduction and salesforce consolidation. Your Board believes that the removal of four highly-qualified and experienced members of the Board would be detrimental to the Company and our shareholders.

*** WE STRONGLY URGE YOU TO WAIT FOR AMAG’s CONSENT REVOCATION STATEMENT AND

GREEN CONSENT REVOCATION CARD FORM ***

It is imperative that shareholders take the necessary time to review relevant information, including the recommendation of AMAG’s Board, before taking any action with respect to Caligan’s consent solicitation. The Company intends to mail to you a consent revocation statement and accompanying GREEN consent revocation card, which will explain in more detail the Board’s reasons for opposing Caligan’s consent solicitation.

***DO NOT SIGN ANY WHITE CALIGAN CONSENT***

We urge all shareholders to refrain from taking any action at this time and to WAIT for AMAG’s consent revocation statement and GREEN consent revocation card. In the meantime, we urge all shareholders to disregard Caligan’s consent efforts and discard any materials that may have been sent to you by Caligan. If you have any questions or require assistance, please contact AMAG’s proxy solicitor, Innisfree M&A Incorporated, by calling toll-free at (877) 750-0926 or collect at (212) 750-5833.

Sincerely,

Gino Santini	William K. Heiden
Chairman of the Board	President and Chief Executive Officer

Important Additional Information and Where to Find It

In connection with the consent solicitation initiated by Caligan, the Company has filed a preliminary consent revocation statement and accompanying GREEN consent revocation card and other relevant documents with the Securities and Exchange Commission (the “SEC”). SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), ACCOMPANYING GREEN CONSENT REVOCATION CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the definitive consent revocation statement, any amendments or supplements to the consent revocation statement and other documents that the Company files with the SEC at the SEC’s website at www.sec.gov or the Company’s website at http://ir.amagpharma.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants to the Solicitation

The Company, its directors and certain of its officers and employees will be deemed participants in the solicitation of consent revocations from the Company’s shareholders. Information regarding the direct and indirect interests, by security holdings or otherwise of the Company’s directors and executive officers is set forth in the Company’s definitive proxy statement for the 2019 Annual Meeting of Stockholders filed with the SEC on April 15, 2019. To the extent that such participants’ holdings in the Company’s securities have changed since the filing of such proxy statement, such changes have been reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be found on the SEC’s website at www.sec.gov or the Company’s website at http://ir.amagpharma.com. Updated information regarding the identities of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s consent revocation statement in connection with the solicitation of consent revocations from the Company’s shareholders and other relevant documents to be filed with the SEC.

Forward-Looking Statements

This communication contains forward-looking information about AMAG within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, the belief that any corporate action taken must be for the benefit of all Company shareholders and must be rooted in a strong understanding of the pharmaceutical industry, AMAG’s business and its important milestones ahead, beliefs about AMAG’s strategy and long-term value creation, beliefs about AMAG’s strategic plan and implementation thereof, beliefs about AMAG’s financial profile and its Board and expectations as to and beliefs about the consent solicitation are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others, the impact and results of the consent solicitation and other activism activities by Caligan and/or other activist investors; as well as those risks identified in AMAG’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019 and June 30, 2019 and subsequent filings with the SEC which are available at the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. AMAG cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements.

About AMAG

AMAG is a pharmaceutical company focused on bringing innovative products to patients with unmet medical needs. The company does this by leveraging its development and commercial expertise to invest in and grow its pharmaceutical products across a range of therapeutic areas, including women’s health. For additional company information, please visit www.amagpharma.com.

AMAG Pharmaceuticals Contacts:

Investors:	Media:
Linda Lennox	Rushmie Nofsinger
908-627-3424	781-530-6838